EXHIBIT 10.27.1


                  Schedule of Omitted documents in the Form of
                   Exhibit 10.27, Including Material Detail in
                 Which Such Documents Differ From Exhibit 10.27

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The following documents do not differ in material detail from the form of
Exhibit 10.27, except with respect to the name of the Holder and the Registrable Securities, as follows:

1. Registration Rights Agreement, between the Registrant and Chemical Investments, Inc., dated February 26, 2002 (20,000 Registrable Securities).

2. Registration Rights Agreement, between the Registrant and Chemical Investments, Inc., dated February 26, 2002 (30,000 Registrable Securities).